                                             [PIONEER LOGO]





PIONEER

FUND








SEMIANNUAL REPORT 6/30/97

    TABLE OF CONTENTS
    -----------------------------------------------------------------

    Letter from the Chairman                                       1

    Portfolio Summary                                              2

    Performance Update                                             3

    Portfolio Management Discussion                                6

    Schedule of Investments                                        9

    Financial Statements                                          16

    Notes to Financial Statements                                 22

    Report of Independent Public Accountants                      27

    Trustees, Officers and Service Providers                      28

    The Pioneer Family of Mutual Funds                            29

     PIONEER FUND

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/97
--------------------------------------------------------------------------------


DEAR SHAREOWNER,
-----------------------------------------------------------------------------

Welcome to Pioneer Fund's semiannual report, covering the fast-paced six months ended June 30, 1997. I thank you for your interest, and for the opportunity to comment briefly on the Fund and today's investing environment.

This was an exciting and rewarding period for your Fund and its investment management team. The trends that fueled a record stock market in 1996 continued with only a few brief pauses. Money poured into financial markets; over the past six months, $277 billion entered the stock market through mutual funds alone. The bulk of the assets were directed toward stocks of large, familiar companies, and the Dow Jones Industrial Average repeatedly pushed on to new highs, posting an overall gain of 20.11% for the past six months. Your Fund, with its exposure to a variety of these "blue chip" stocks, outpaced even the Dow. In all, it was an extraordinary period.

As time passes, it seems realistic to expect the stock market's unprecedented surge to slow or even backtrack. Your Fund's portfolio emphasizes established, high-quality companies with a history of paying attractive dividends. That strategy, combined with our ongoing and rigorous search for new investment opportunities, gives us confidence that your Fund is well-positioned to flourish if the current environment continues, and to hold up well if the market turns.

Thank you for your support. I encourage you to read on to learn more about your Fund. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about Pioneer Fund.


Respectfully,

/s/ John F. Cogan
-----------------------------
John F. Cogan, Jr.,
Chairman and President

PIONEER FUND

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/97
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                                 [PIE GRAPH]

                      U.S. Common Stocks             95.7%
                      Depositary Receipts for
                        International Stocks          2.2%
                      International Common Stocks     1.0%
                      U.S. Convertible Securities     0.9%
                      Short-Term Cash Equivalents     0.2%

SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


                                 [PIE GRAPH]

                      Financial                         20%
                      Services                          18%
                      Technology                        14%
                      Utilities                         13%
                      Consumer Non-Durables             10%
                      Capital Goods                      9%
                      Basic Industries                   8%
                      Consumer Durables                  4%
                      Energy                             3%
                      Tranportation                      1%


10 LARGEST HOLDINGS
-----------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Schering-Plough Corp.          3.57%    6. National City Corp.         1.86%
2. The Bank of New York Co., Inc. 2.34     7. SBC Communications, Inc.    1.80
3. Novartis AG (Sponsored A.D.R.) 2.14     8. E.I. du Pont de Nemours     1.73
                                              and Co.
4. IBM, Corp.                     2.11     9. GTE Corp.                   1.72
5. Ford Motor Co.                 1.94    10. Bristol-Myers Squibb Co.    1.66




Fund holdings will vary for other periods.

PIONEER FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/97                                        CLASS A SHARES
--------------------------------------------------------------------------------



SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   6/30/97      12/31/96
                            $32.39       $26.89


DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM       LONG-TERM
(12/31/96 - 6/30/97)        DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                            $0.17        --               --




INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                         [LINE GRAPH]
(As of June 30, 1997)
                                                                   Standard &
          NET ASSET  PUBLIC OFFERING      Date   Pioneer Fund*  Poor's 500 Index
PERIOD      VALUE        PRICE*           ----   ------------   ----------------
10 Years    12.43%       11.76%           6/87       9,425          10,000
 5 Years    17.56        16.17            6/88       9,355           9,305
 1 Years    33.18        26.18            6/89      10,761          11,207
--------------------------------------    6/90      11,479          13,044
* Reflects deduction of the maximum       6/91      11,913          14,008
  5.75% sales charge at the beginning     6/92      13,543          15,879
  of the period and assumes reinvestment  6/93      15,600          18,034
  of distributions at net asset value.    6/94      16,227          18,292
                                          6/95      19,037          23,047
                                          6/96      22,713          29,023
                                          6/97      30,409          39,075


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/97                                        CLASS B SHARES
--------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
-----------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   6/30/97      12/31/96
                            $32.47       $27.02

DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM       LONG-TERM
(12/31/96 - 6/30/97)        DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                            $0.10        --               --



INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.


--------------------------------------
CUMMULATIVE TOTAL RETURNS                             [LINE GRAPH]
(As of June 30, 1997)
                                                                   Standard &
                 IF          IF           Date   Pioneer Fund*  Poor's 500 Index
PERIOD          HELD      REDEEMED*      ------  ------------   ----------------

Life-of-Fund   32.53%     28.53%         7/1/96     10,000           10,000
(7/1/96)                                             9,504            9,468
                                                     9,761            9,647
--------------------------------------              10,212           10,227
* Reflects deduction of the maximum                 10,391           10,494
  applicable contigent deferred sales               11,199           11,264
  charge (CDSC) at the end of the peiod             10,991           11,078
  and assumes reinvestment of                       11,602           11,757
  distributions. The maximum CDSC of                11,744           11,827
  4% declines over six years.                       11,235           11,377
                                                    11,826           12,041
                                                    12,625           12,747
                                           6/97     12,853           13,359




The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/97                                        CLASS C SHARES
--------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   6/30/97       12/31/96

                            $32.15        $26.74


DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
(12/31/96 - 6/30/97)        DIVIDENDS     CAPITAL GAINS    CAPITAL GAINS

                            $0.09         --               --




INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.


--------------------------------------
CUMMULATIVE TOTAL RETURNS                             [LINE GRAPH]
(As of June 30, 1997)
                                                                   Standard &
                 IF          IF           Date   Pioneer Fund*  Poor's 500 Index
PERIOD          HELD      REDEEMED*      ------  ------------   ----------------

Life-of-Fund   31.14%     30.14%         7/1/96     10,000           10,000
(7/1/96)                                             9,466            9,468
                                                     9,689            9,647
--------------------------------------              10,117           10,227
* Reflects deduction of the 1% contingent           10,292           10,494
  deferred sales charge (CDSC) at the               11,085           11,264
  end of the period, and assumes                    10,874           11,078
  reinvestment of distributions.                    11,480           11,757
                                                    11,622           11,827
                                                    11,117           11,377
                                                    11,704           12,041
                                                    12,491           12,747
                                           6/97     13,014           13,359



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/97
--------------------------------------------------------------------------------


DEAR SHAREOWNER,
--------------------------------------------------------------------------------

The stock market moved steadily higher during the second quarter of 1997, bouncing back after the stops and starts of the first quarter. Investor confidence in the economy - and the continuation of low inflation - appears to have strengthened. Here in the United States, we have experienced excellent economic growth, with a 5.8% increase in gross domestic product in the first quarter of 1997. Interestingly, however, inflation remains negligible and interest rates fairly steady, here and around the world. With the global potential for growth ever more apparent, American business is robust. Investors seized on this tremendous long-term opportunity and poured money into stocks, especially the stocks of larger U.S. companies with both domestic and overseas operations.

It has been a market congenial to our style of investing for Pioneer Fund. The kind of company we generally emphasize is well regarded by today's investor: a company with a strong position in a leading industry, a balance sheet permitting expansion, significant unrealized earnings power and management interested in stockholders. The Fund generated strong results for the six months ended June 30, posting a total return of 21.14% for Class A Shares, 20.57% for Class B Shares and 20.60% for Class C Shares, all based on net asset value. By comparison, the Standard & Poor's 500 Index returned 20.59% over the period.

AN ECONOMY REFOCUSING

Worldwide business is driving much of our economic growth. American companies are exporting vital goods and services to innumerable countries and are also successfully building operations abroad. It is an exciting time as Asia, Latin America and Eastern Europe move toward free-market economies. In considering stocks for purchase, we have long favored companies with international capabilities. Many portfolio holdings derive major portions of their sales and earnings from foreign sources, including DuPont, Aluminum Company of

PIONEER FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


America ("Alcoa"), Caterpillar and CPC International. H.J. Heinz,
Hewlett-Packard, Bristol-Myers Squibb, Emerson Electric and American International Group also fall into this category.

Here in the United States, the financial services industry continues to grow rapidly. We have a big lead over foreign providers of services such as life insurance and investment planning for retirement. During recent months, the Fund took a new position in Equitable, a company combining life insurance, investment management, brokerage and investment banking, and foreign connections through the French insurer, AXA, which owns about 60% of Equitable shares. Also, the Fund received shares of Morgan Stanley, Dean Witter, Discover in exchange for previous shares of Morgan Stanley. The merger between Morgan Stanley and Dean Witter combines a major international investment banker and a strong retail stock broker. Diebold is another new holding; it provides automatic-teller machines to the banking industry, critical links between banks and their customers in today's fast-moving world.

Nucor and Steel Dynamics are new entries in the steel industry. Both are "mini-mills," which make steel in electric furnaces using scrap, rather than through a fully-integrated process starting with the blast furnace. With low costs and excellent management, both companies are poised to do well as steel demand remains good. Shareowners will also note the addition of Newmont Mining. The Fund received this stock in exchange for shares of Santa Fe Pacific Gold, which was acquired by Newmont. Ciba Specialty Chemicals is a spin-off from Ciba-Geigy, the large Swiss pharmaceutical producer, now merged with Sandoz into Novartis.

PIONEER FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/97 (CONTINUED)
--------------------------------------------------------------------------------

THE OUTLOOK

We have seen two big dips in the stock market over the past year, one last summer and the other this spring. Underlying the volatility, however, has been a strong upward movement in stock prices. Certainly over this period, the merits of staying fully invested have been quite evident. While nerve-wracking, periodic sell-offs are also important to the longer-term health of the market - much like prunings for a shrub. They create opportunities for investors who kicked themselves for "missing" certain stocks to jump in at prices they deem more attractive. As a result, any new upward leg of the market will start from a broader base of stockholders in many leading companies. If stocks only went up, eventually everyone would "chicken out" and take their profits, but because they also go down, new buyers seeking "bargains" typically come in.

Wall Street has been one of the great contributors to our economic progress for more than 200 years. We are proud to have taken part ourselves in this wonderful phenomenon for about a third of its existence, since Pioneer Fund was founded in 1928. We expect the stock market will remain challenging over the balance of the year, with much backing and filling after the sharp advances of the past two-and-a-half years. So, far from relaxing, we intend to work all the harder to find good values for the portfolio. We look forward to helping you meet your financial goals for many years to come.



Respectfully,

/s/ John A. Carey,
--------------------------
John A. Carey,
Portfolio Manager

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97
--------------------------------------------------------------------------------

SHARES                                                      VALUE
              INVESTMENT IN SECURITIES - 99.8%
              PREFERRED STOCKS - 0.9%
1,033,200     Greif Brothers Corp. (non-voting)             $ 27,896,400
   60,000     Rouse Co., $3.00 (Series B) (convertible)        2,895,000
                                                            ------------
              TOTAL PREFERRED STOCKS
              (Cost $3,326,152)                             $ 30,791,400
                                                            ------------
              COMMON STOCKS - 98.9%
              BASIC INDUSTRIES - 7.7%
              CHEMICALS - 4.0%
  263,300     Bush Boake Allen, Inc.*                       $  8,195,212
   92,798     Ciba Specialty Chemicals AG (A.D.R.)*            4,288,261
  255,000     Dow Chemical Co.                                22,216,875
  958,000     E.I. du Pont de Nemours and Co.                 60,234,250
  195,000     Eastman Chemical Co.                            12,309,375
  659,451     Lilly Industries, Inc.                          13,189,020
  875,158     A. Schulman, Inc.                               21,550,766
                                                            ------------
                                                            $141,983,759
                                                            ------------
              FOREST PRODUCTS - 0.4%
  204,000     Mead Corp.                                    $ 12,762,750
                                                            ------------
              IRON & STEEL - 0.4%
  125,000     Nucor Corp.                                   $  7,156,250
  220,000     Steel Dynamics, Inc.*                            5,500,000
                                                            ------------
                                                            $ 12,656,250
                                                            ------------
              METALS & MINING - 2.2%
  248,000     Aluminum Co. of America                       $ 18,693,000
  230,136     Newmont Mining Corp.                             8,975,304
  597,900     Phelps Dodge Corp.                              50,933,606
                                                            ------------
                                                            $ 78,601,910
                                                            ------------
              PAPER PRODUCTS - 0.7%
  184,000     Consolidated Papers, Inc.                     $  9,936,000
  127,500     Union Camp Corp.                                 6,454,687
  209,600     Westvaco Corp.                                   6,589,300
                                                            ------------
                                                            $ 22,979,987
                                                            ------------
              TOTAL BASIC INDUSTRIES                        $268,984,656
                                                            ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (CONTINUED)
--------------------------------------------------------------------------------


SHARES                                                         VALUE

              CAPITAL GOODS - 8.1%
              AEROSPACE - 1.1%
  362,500     Lockheed Martin Corp.                         $ 37,541,406
                                                            ------------
              PRODUCER GOODS - 7.0%
  276,500     AlliedSignal, Inc.                            $ 23,035,906
  276,600     Caterpillar, Inc.                               29,769,075
   96,000     Cummins Engine Co., Inc.                         6,774,000
  411,600     Deere & Co.                                     22,586,550
   60,000     Dover Corp.                                      3,690,000
  180,000     General Electric Co.                            11,767,500
  286,256     Hubbell, Inc. (Class B)                         12,595,264
  280,800     Illinois Tool Works, Inc.                       14,022,450
  376,500     Ingersoll-Rand Co.                              23,248,875
  344,200     Johnson Controls, Inc.                          14,219,763
  304,242     Lucent Technologies, Inc.                       21,924,439
  216,200     Minnesota Mining and Manufacturing Co.          22,052,400
  284,200     The Timken Co.                                  10,106,862
1,403,000     Westinghouse Electric Co.                       32,444,375
                                                            ------------
                                                            $248,237,459
                                                            ------------
              TOTAL CAPITAL GOODS                           $285,778,865
                                                            ------------
              CONSUMER DURABLES - 3.8%
              MOTOR VEHICLES - 3.8%
1,078,600     Chrysler Corp.                                $ 35,391,563
1,785,000     Ford Motor Co.                                  67,383,750
  444,500     Genuine Parts Co.                               15,057,437
  286,100     TRW Inc.                                        16,254,056
                                                            ------------
              TOTAL CONSUMER DURABLES                       $134,086,806
                                                            ------------
              CONSUMER NON-DURABLES - 10.2%
              AGRICULTURE & FOOD - 4.9%
  213,800     CPC International, Inc.                       $ 19,736,412
  470,300     General Mills, Inc.                             30,628,287
  955,150     H.J. Heinz Co.                                  44,056,294
  765,000     PepsiCo, Inc.                                   28,735,313
  801,000     Sara Lee Corp.                                  33,341,625
  433,100     Sysco Corp.                                     15,808,150
                                                            ------------
                                                            $172,306,081
                                                            ------------


The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SHARES                                                         VALUE
              RETAIL FOOD - 0.6%
  480,000     Albertson's, Inc.                             $ 17,520,000
  206,000     Weis Markets, Inc.                               5,948,250
                                                            ------------
                                                            $ 23,468,250
                                                            ------------
              RETAIL NON-FOOD - 4.7%
  690,000     Dayton Hudson Corp.                           $ 36,699,375
  298,200     Kohl's Corp.*                                   15,785,963
  710,800     May Department Stores Co.                       34,029,550
  183,500     Mercantile Stores Co., Inc.                     11,549,031
  826,000     Wal-Mart Stores, Inc.                           27,929,125
  712,800     Walgreen Co.                                    38,223,900
                                                            ------------
                                                            $164,216,944
                                                            ------------
              TOTAL CONSUMER NON-DURABLES                   $359,991,275
                                                            ------------
              ENERGY - 2.9%
              OIL & GAS EXTRACTION - 2.6%
  436,500     Amoco Corp.                                   $ 37,948,219
  480,500     Chevron Corp.                                   35,526,967
  185,200     Sonat, Inc.                                      9,503,076
  335,700     Union Pacific Resources Group Inc.               8,350,538
                                                            ------------
                                                            $ 91,328,800
                                                            ------------
              OIL SERVICES - 0.3%
   89,000     Schlumberger Ltd.                             $ 11,125,000
                                                            ------------
              TOTAL ENERGY                                  $102,453,800
                                                            ------------
              FINANCIAL - 20.2%
              COMMERCIAL BANKS - 8.0%
  256,650     AmSouth Bancorp.                              $  9,752,700
1,873,400     The Bank of New York Co., Inc.                  81,492,900
  660,000     CoreStates Financial Corp.                      35,475,000
  355,132     First Chicago NBD Corp.                         21,618,661
  190,000     First Tennessee National Corp.                   9,120,000
  842,995     Huntington Bancshares, Inc.                     24,762,978
1,232,324     National City Corp.                             64,697,010
  756,800     State Street Boston Corp.                       35,616,900
                                                            ------------
                                                            $282,536,149
                                                            ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/97                              (CONTINUED)
--------------------------------------------------------------------------------


SHARES                                                         VALUE
              MISC. FINANCE - 0.8%
  279,700     Countrywide Credit Industries, Inc.           $  8,723,144
  420,000     Federal National Mortgage Association           18,322,500
                                                            ------------
                                                            $ 27,045,644
                                                            ------------
              INSURANCE - 6.4%
  186,600     American International Group, Inc.            $ 27,873,375
  746,000     Chubb Corp.                                     49,888,750
1,005,700     Equitable Companies                             33,439,525
  486,000     Marsh & McLennan Co., Inc.                      34,688,250
   86,400     ReliaStar Financial Corp.                        6,318,000
  930,400     Safeco Corp.                                    43,438,050
  386,600     St. Paul Companies, Inc.                        29,478,250
                                                            ------------
                                                            $225,124,200
                                                            ------------
              REAL ESTATE - 0.3%
  333,641     Rouse Co.                                     $  9,842,410
                                                            ------------
              INVESTMENTS - 4.2%
  676,000     Merrill Lynch & Co., Inc.                     $ 40,306,500
  321,750     Morgan Stanley, Dean Witter, Discover & Co.     13,855,359
  950,100     Charles Schwab Corp.                            38,657,194
1,050,000     T. Rowe Price Associates, Inc.                  54,206,250
                                                            ------------
                                                            $147,025,303
                                                            ------------
              SAVINGS & LOAN - 0.5%
  413,000     H.F. Ahmanson & Co.                           $ 17,759,000
                                                            ------------
              TOTAL FINANCIAL                               $709,332,706
                                                            ------------
              SERVICES - 17.8%
              HEALTH & PERSONAL CARE - 1.5%
  516,400     Becton, Dickinson & Co.                       $ 26,626,875
  525,000     United Healthcare Corp.                         27,300,000
                                                            ------------
                                                            $ 53,926,875
                                                            ------------
              HOTEL/RESTAURANT - 0.2%
  100,000     McDonald's Corp.                              $  4,831,250
                                                            ------------
              PHARMACEUTICALS - 12.9%
  343,600     Abbott Laboratories                           $ 22,806,450
  714,000     Bristol-Myers Squibb Co.                        57,834,000
  750,000     Johnson & Johnson                               47,812,500
  205,000     Eli Lilly & Co.                                 22,409,063
  927,994     Novartis AG (Sponsored A.D.R.)*                 74,442,565




The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SHARES                                                         VALUE
              PHARMACEUTICALS - (CONTINUED)
  335,000     Pfizer, Inc.                                  $ 40,032,500
    3,898     Roche Holdings AG                               35,238,646
2,596,400     Schering-Plough Corp.                          124,302,650
  237,500     Warner-Lambert Co.                              29,509,375
                                                            ------------
                                                            $454,387,749
                                                            ------------
              PUBLISHING - 3.2%
  320,300     Central Newspapers, Inc.                      $ 22,941,488
  555,200     Harcourt General, Inc.                          26,580,200
  553,000     McGraw-Hill Co., Inc.                           32,523,313
  873,600     John Wiley & Sons, Inc.+                        29,593,200
                                                            ------------
                                                            $111,638,201
                                                            ------------
              TOTAL SERVICES                                $624,784,075
                                                            ------------
              TECHNOLOGY - 14.1%
              BUSINESS MACHINES - 2.8%
  198,100     Diebold, Inc.                                 $  7,899,238
  940,000     Hewlett-Packard Co.                             52,640,000
1,025,000     Sun Microsystems, Inc.*                         38,149,270
                                                            ------------
                                                            $ 98,688,508
                                                            ------------
              COMPUTER SERVICES - 6.0%
  687,000     Aspen Technology, Inc.*                       $ 25,848,375
  249,200     Automatic Data Processing, Inc.                 11,618,950
  358,000     Compaq Computer Corp.*                          35,531,500
  211,300     Computer Associates International, Inc.         11,766,769
  220,000     DST Systems, Inc.*                               7,328,750
  355,000     Electronic Data Systems Corp.                   14,555,000
  573,200     Indus Group, Inc.*                              11,607,300
  812,000     IBM, Corp.                                      73,232,250
  515,000     Seagate Technology, Inc.*                       18,121,562
                                                            ------------
                                                            $209,610,456
                                                            ------------
              ELECTRONICS - 4.6%
  140,000     Applied Materials, Inc.*                      $  9,913,750
  214,000     Cisco System, Inc.*                             14,364,750
  445,800     Emerson Electric Co.                            24,546,862
  444,000     General Motors Corp. (Class H)                  25,641,000
  662,500     Motorola, Inc.                                  50,350,000


The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
               ELECTRONICS - (CONTINUED)
   234,000     Teradyne, Inc.*                               $  9,184,500
   346,000     Texas Instruments, Inc.                         29,085,625
                                                             ------------
                                                             $163,086,487
                                                             ------------
               PHOTO/INSTRUMENTATION - 0.7%
   309,100     Eastman Kodak Co.                             $ 23,723,425
                                                             ------------
               TOTAL TECHNOLOGY                              $495,108,876
                                                             ------------
               TRANSPORTATION - 1.1%
               AIR TRANSPORT - 0.4%
   161,454     Delta Air Lines, Inc.                         $ 13,319,955
                                                             ------------
               RAILROAD & BUS - 0.7%
   266,500     Norfolk Southern Corp.                        $ 26,849,875
                                                             ------------
               TOTAL TRANSPORTATION                          $ 40,169,830
                                                             ------------
               UTILITIES - 13.0%
               ELECTRIC UTILITY - 0.9%
 1,125,100     Allegheny Power Systems, Inc.                 $ 30,026,106
                                                             ------------
               GAS UTILITY - 0.4%
   574,650     Indiana Energy, Inc.                          $ 14,043,009
                                                             ------------
               UTILITY/OTHER - 0.3%
   552,600     American Water Works Co., Inc.                $ 11,811,825
                                                             ------------
               TELECOMMUNICATIONS - 11.4%
   754,400     Aliant Communications, Inc.                   $ 14,710,800
   733,000     Ameritech Corp.                                 49,798,187
   231,300     AT&T Corp.                                       8,095,500
   525,700     Bell Atlantic Corp.                             39,657,494
 1,129,800     BellSouth Corp.                                 52,182,638
 1,360,900     GTE Corp.                                       59,709,487
   530,800     NYNEX Corp.                                     30,587,350
 1,016,601     SBC Communications, Inc.                        62,648,037
 1,034,000     Sprint Corp.                                    54,155,750
   789,351     U.S. West Communication Group                   29,699,331
                                                             ------------
                                                             $401,244,574
                                                             ------------
68,284,831     TOTAL UTILITIES                               $457,125,514
                                                             ------------



The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      VALUE
               TOTAL COMMON STOCKS
               (Cost $1,929,885,510)                         $3,477,816,403
                                                             --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $1,933,211,662)                         $3,508,607,803
                                                             --------------
PRINCIPAL
 AMOUNT

               TEMPORARY CASH INVESTMENT - 0.2%
               COMMERCIAL PAPER - 0.2%
$7,141,000     Ford Motor Credit Co., 6.11%, 7/1/97          $    7,141,000
                                                             --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $7,141,000)                             $    7,141,000
                                                             --------------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
               CASH INVESTMENT - 100%
               (Cost $1,940,352,662)(a)                      $3,515,748,803
                                                             --------------

*   Non-income producing security.
+ Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
(a) At June 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $1,940,352,662 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost    $1,579,687,206

       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value        (4,291,065)
                                                             --------------
       Net unrealized gain                                   $1,575,396,141
                                                             ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997, aggregated approximately $370,066,000 and $310,475,000, respectively.

The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/97
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary
      cash investment of $7,141) (cost $1,940,353)                $3,515,749
   Receivables -
      Investment securities sold                                      11,409
      Fund shares sold                                                 3,462
      Dividends and interest                                           5,172
   Other                                                                  40
                                                                  ----------
         Total assets                                             $3,535,832
                                                                  ----------
LIABILITIES:
   Payables -
      Investment securities purchased                             $    7,147
      Fund shares repurchased                                          1,072
      Due to bank                                                          9
      Dividends                                                           83
   Due to affiliates                                                   4,052
   Accrued expenses                                                      167
                                                                  ----------
         Total liabilities                                        $   12,530
                                                                  ----------
NET ASSETS:
   Paid-in capital                                                $1,845,851
   Accumulated undistributed net investment income                       351
   Accumulated net realized gain on investments and foreign
     currency transactions                                           101,705
   Net unrealized gain on investments                              1,575,396
   Net unrealized loss on other assets and liabilities
     denominated in foreign currencies                                    (1)
                                                                  ----------
         Total net assets                                         $3,523,302
                                                                  ==========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $3,492,053/107,808,759 shares)               $    32.39
                                                                  ==========
   Class B (based on $27,146/836,137 shares)                      $    32.47
                                                                  ==========
   Class C (based on $4,103/127,622 shares)                       $    32.15
                                                                  ==========
MAXIMUM OFFERING PRICE:
   Class A                                                        $    34.37
                                                                  ==========


The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 6/30/97 (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $14)      $ 33,260
   Interest                                                   424
                                                         --------
         Total investment income                                      $ 33,684
                                                                      --------
EXPENSES:
   Management fees
      Basic fee                                          $  9,390
      Performance adjustment                                 (382)
   Transfer agent fees
      Class A                                               3,462
      Class B                                                  22
      Class C                                                   3
   Distribution fees
      Class A                                               3,040
      Class B                                                  80
      Class C                                                  13
   Accounting                                                 111
   Custodian fees                                              91
   Registration fees                                          100
   Professional fees                                           43
   Printing                                                    45
   Fees and expenses of nonaffiliated trustees                 25
   Miscellaneous                                               75
                                                         --------
         Total expenses                                               $ 16,118
         Less fees paid indirectly                                        (217)
                                                                      --------
         Net expenses                                                 $ 15,901
                                                                      --------
            Net investment income                                     $ 17,783
                                                                      --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                   $101,705
   Change in net unrealized gain on:
      Investments                                        $494,170
      Other assets and liabilities denominated in
        foreign currencies                                      3     $494,173
                                                         --------     --------
         Net gain on investments                                      $595,878
                                                                      --------
         Net increase in net assets resulting
           from operations                                            $613,661
                                                                      ========


The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED 6/30/97 AND THE YEAR ENDED 12/31/96
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                          ENDED     YEAR ENDED
FROM OPERATIONS:                                         6/30/97     12/31/96
Net investment income                                   $   17,783   $   37,721
Net realized gain on investments                           101,705      184,074
Change in net unrealized gain on investments               494,173      260,584
                                                        ----------   ----------
      Net increase in net assets resulting
         from operations                                $  613,661   $  482,379
                                                        ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
      Class A ($0.17 and $0.37 per share respectively)  $  (18,311)  $  (37,742)
      Class B ($0.10 and $0.07 per share respectively)         (13)          (9)
      Class C ($0.09 and $0.03 per share respectively)          (1)          (1)
In excess of net investment income:
      Class B ($0.00 and $0.06 per share respectively)           -          (17)
      Class C ($0.00 and $0.07 per share respectively)           -           (3)
Net realized gain:
      Class A ($0.00 and $1.82 per share respectively)           -     (183,429)
      Class B ($0.00 and $1.82 per share respectively)           -         (538)
      Class C ($0.00 and $1.82 per share respectively)           -         (114)
                                                        ----------   ----------
            Total distributions to shareholders         $  (18,325)  $ (221,853)
                                                        ----------   ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  179,121   $  238,716
Reinvestment of distributions                               16,282      201,514
Cost of shares repurchased                                (174,879)    (259,412)
                                                        ----------   ----------
      Net increase in net assets resulting from
         fund share transactions                        $   20,524   $  180,818
                                                        ----------   ----------
      Net increase in net assets                        $  615,860   $  441,344
NET ASSETS:
Beginning of period                                      2,907,442    2,466,098
                                                        ----------   ----------
End of period (including accumulated undistributed net
  investment income of $351 and $893, respectively)     $3,523,302   $2,907,442
                                                        ==========   ==========
CLASS A                         '97 SHARES  '97 AMOUNT  '96 SHARES  '96 AMOUNT
Shares sold                      5,497,409  $ 160,019    8,683,155    $ 227,808
Reinvestment of distributions      540,242     16,217    7,663,593      200,891
Less shares repurchased         (5,944,387)  (172,320)  (9,884,745)    (258,910)
                                 ---------  ----------   ---------    ----------
         Net increase               93,264  $   3,916    6,462,003    $ 169,789
                                 ---------  ----------   ---------    ----------
CLASS B*
Shares sold                        548,497  $  16,141      325,224    $   8,988
Reinvestment of distributions        1,897         58       19,805          522
Less shares repurchased            (45,113)    (1,323)     (14,173)        (386)
                                 ---------  ----------   ---------    ----------
         Net increase              505,281  $  14,876      330,856    $   9,124
                                 =========  =========    =========    =========
CLASS C*
Shares sold                        102,161  $   2,961       68,824    $   1,920
Reinvestment of distributions          228          7        3,873          101
Less shares repurchased            (43,237)    (1,236)      (4,227)        (116)
                                 ---------  ----------   ---------    ----------
        Net increase                59,152  $   1,732       68,470    $   1,905
                                 =========  =========    =========    =========



* Class B and Class C shares were first publicly offered on July 1, 1996.


The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                       SIX MONTHS
                                         ENDED           YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
CLASS A                                  6/30/97           12/31/96        12/31/95        12/31/94       12/31/93       12/31/92
Net asset value, beginning of period  $    26.89         $    24.36      $    21.32      $    23.25     $    21.51     $    20.24
                                      ----------         ----------      ----------      ----------     ----------     ----------
Increase (decrease) from investment
  operations:
   Net investment income              $     0.17         $     0.37      $     0.49      $     0.49     $     0.47     $     0.50
   Net realized and unrealized gain
     (loss) on investments and
      foreign currency transactions         5.50               4.35            5.13           (0.63)          2.57           2.22
                                      ----------         ----------      ----------      ----------     ----------     ----------
      Total increase (decrease) from
        investment operations         $     5.67         $     4.72      $     5.62      $    (0.14)    $     3.04     $     2.72
Distribution to shareholders:
   Net investment income                   (0.17)             (0.37)          (0.49)          (0.49)         (0.47)         (0.50)
   Net realized gain                           -              (1.82)          (2.09)          (1.30)         (0.83)         (0.95)
                                      ----------         ----------      ----------      ----------     ----------     ----------
Net increase (decrease) in net asset
  value                               $     5.50         $     2.53      $     3.04      $    (1.93)    $     1.74     $     1.27
                                      ----------         ----------      ----------      ----------     ----------     ----------
Net asset value, end of period        $    32.39         $    26.89      $    24.36      $    21.32     $    23.25     $    21.51
                                      ==========         ==========      ==========      ==========     ==========     ==========
Total return*                              21.14%             19.70%          26.64%          (0.57)%        14.23%         13.60%
Ratio of net expenses to average net
assets                                      1.02% **+          1.01%+          0.95%+          0.94%          0.95%          0.98%
Ratio of net investment income to
average net  assets                         1.13% **+          1.40%+          2.01%+          2.13%          2.04%          2.33%
Porfolio turnover rate                        20% **             25%             31%             20%            12%            13%
Average commission rate paid (1)      $   0.0571         $   0.0599               -               -              -              -
Net assets, end of period (in
  thousands)                          $3,492,053         $2,896,670      $2,466,098      $2,011,051     $2,042,945     $1,786,031
Ratios assuming reduction for fees
paid  indirectly:
   Net expenses                             1.01% **           0.99%           0.94%              -              -              -
   Net investment income                    1.14% **           1.42%           2.02%              -              -              -


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
 +  Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed security transactions.

The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED           7/1/96 TO
CLASS B                                              6/30/97         12/31/96(A)
Net asset value, beginning of period                  $ 27.02           $ 26.40
                                                      -------           -------
Increase from investment operations:
   Net investment income                              $  0.08           $  0.07
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                                       5.47              2.50
                                                      -------           -------
      Total increase from investment
         operations                                   $  5.55           $  2.57
Distribution to shareholders:
   Net investment income                                (0.10)            (0.07)
   In excess of net investment income                       -             (0.06)
   Net realized gain                                        -             (1.82)
                                                      -------           -------
Net increase in net asset value                       $  5.45           $  0.62
                                                      -------           -------
Net asset value, end of period                        $ 32.47           $ 27.02
                                                      =======           =======
Total return*                                           20.57%             9.92%
Ratio of net expenses to average net assets              1.88%**+          1.82%**+
Ratio of net investment income to average
   net assets                                            0.25%**+          0.46%**+
Portfolio turnover rate                                    20%**             25%
Average commission rate paid(1)                       $0.0571           $0.0599
Net assets, end of period (in thousands)              $27,146           $ 8,940
Ratios assuming reduction for fees paid
   indirectly:
   Net expenses                                          1.84%**           1.80%**
   Net investment income                                 0.29%**           0.48%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed security transactions.



The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                       ENDED            7/1/96 TO
CLASS C                                               6/30/97          12/31/96(a)
Net asset value, beginning of period                  $ 26.74           $ 26.40
                                                      -------           -------
Increase from investment operations:
   Net investment income                              $  0.08           $  0.03
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                                       5.42              2.23
                                                      -------           -------
      Total increase from investment
         operations                                   $  5.50           $  2.26
Distribution to shareholders:
   Net investment income                                (0.09)            (0.03)
   In excess of net investment income                       -             (0.07)
   Net realized gain                                        -             (1.82)
                                                      -------           -------
Net increase in net asset value                       $  5.41           $  0.34
                                                      -------           -------
Net asset value, end of period                        $ 32.15           $ 26.74
                                                      =======           =======
Total return*                                           20.60%             8.74%
Ratio of net expenses to average net assets              1.81%**+          2.11%**+
Ratio of net investment income to average
   net assets                                            0.31%**+          0.20%**+
Portfolio turnover rate                                    20%**             25%
Average commission rate paid(1)                       $0.0571           $0.0599
Net assets, end of period (in thousands)              $ 4,103           $ 1,831
Ratios assuming reduction for fees paid
   indirectly:
   Net expenses                                          1.77%**           2.08%**
   Net investment income                                 0.35%**           0.23%**




(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed security transactions.


The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale

PIONEER FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. FUND SHARES

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $729,000 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1997.

PIONEER FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (CONTINUED)
--------------------------------------------------------------------------------

E. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum ofP0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds index. For the six months ended June 30, 1997, the aggregate performance adjustment resulted in a reduction to management fees of approximately $382,000. For the six months ended June 30, 1997, the management fee was equivalent to 0.58% of average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1997, approximately $1,788,000 was payable to PMC related to management fees and certain other services.

PIONEER FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. TRANSFER AGENT

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $688,000 in transfer agent fees payable to PSC at June 30, 1997.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,576,000 in distribution fees payable to PFD at June 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of approximately $8,000 were paid to PFD.

PIONEER FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (CONTINUED)
--------------------------------------------------------------------------------

5. EXPENSE REDUCTIONS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by approximately $217,000 under such arrangements.

6. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 1997:

                                                        DIVIDEND
AFFILIATES                        PURCHASES    SALES     INCOME       VALUE

John Wiley & Sons, Inc.            $     -    $-        $ 87,360   $29,593,200


PIONEER FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund as of June 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 1, 1997

PIONEER FUND

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

TRUSTEES                       OFFICERS
John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and President
Richard H. Egdahl, M.D.        David D. Tripple, Executive Vice President
Margaret B.W. Graham           John A. Carey, Vice President
John W. Kendrick               William H. Keough, Treasurer
Marguerite A. Piret            Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


INVESTMENT ADVISER
Pioneering Management Corporation


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS                                 INCOME FUNDS
GLOBAL/INTERNATIONAL                         TAXABLE
Pioneer Emerging Markets Fund                Pioneer America Income Trust
Pioneer Europe Fund                          Pioneer Bond Fund
Pioneer Gold Shares                          Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund            TAX-EXEMPT
Pioneer World Equity Fund                    Pioneer Intermediate Tax-Free Fund
                                             Pioneer Tax-Free Income Fund
UNITED STATES
Pioneer Capital Growth Fund                  MONEY MARKET FUND
Pioneer Growth Shares                        Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

GROWTH AND INCOME FUNDS
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II







* Offers Class A and B Shares only

--------------------------------------------------------------------------------
HOWTO CONTACT PIONEER
--------------------------------------------------------------------------------


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FACTFONESM for automated fund yields, prices,
account information and transactions                        1-800-225-4321

RETIREMENT PLANS INFORMATION                                1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                1-800-225-1997


WRITE TO US:

Pioneer Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                           1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                            ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                    www.pioneerfunds.com






THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.



[PIONEER  Pioneer Funds Distributor, Inc.         0897 - 4364
  LOGO]   60 State Street                     (C)PIONEER FUNDS DISTRIBUTOR, INC.
          Boston, Massachusetts 02109         [RECYCLED SIGN]PRINTED ON RECYCLED
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